Exhibit 4.0

Number of Shares　　　　　　　　　　　　　　　　　　　　　　　　　Certificate Number

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

TRILINK ENERGY, INC.

This is to certify that

Is the owner of ______________________________ FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.0001 EACH OF THE COMMON STOCK OF **TRILINK ENERGY, INC.** (herein called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and the By-Laws of the Corporation as amended from time to time.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers:

Dated:

TRILINK ENERGY, INC.

President　　　　　　　　Secretary

COUNTERSIGNED:

CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209

By: ____________________
Transfer Agent and Registrar Authorized Officer

FOR VALUE RECEIVED THE UNDERSIGNED DOES HEREBY SELL, ASSIGN AND TRANSFER UNTO:

TRANSFEREE:

PLEASE INSERT SOCIAL SECURITY
(Print Name and Address)	OR TAX IDENTIFICATION NUMBER

If said number of securities shall not be all the securities evidenced by the within Certificate the undersigned requests that a new Certificate evidencing the securities not so transferred be issued in the name of and delivered to:

PLEASE INSERT SOCIAL SECURITY
(Print Name and Address)	OR TAX IDENTIFICATION NUMBER

NOTICE: The below Transferor signature must correspond with the name as written upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the securities or any certificate representing securities not being exercised is to be registered in a name other than that in which the within Certificate is registered, the signature of the holder hereof must be guaranteed.

Dated:
Transferor Signature

Signature Guaranteed: ________________________________________________________________________________________________________________

TRANSFEROR’S SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

THE FOLLOWING MUST BE EXECUTED BY THE TRANSFEREE OF THIS CERTIFICATE BEFORE TRANSFER MAY BE MADE ON THE BOOKS OF THE COMPANY:

The undersigned hereby certifies that he is the Transferee of the securities referred to in this Assignment:

Dated:
Transferee Signature

WARNING: THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1934 AND, ACCORDINGLY, MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) UPON EFFECTIVE REGISTRATION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE UNDER THE SECURITIES ACT OF 1933, OR (2) UPON ACCEPTANCE BY THE ISSUER OF AN OPINION OF COUNSEL IN SUCH FORM AND BY SUCH COUNSEL OR OF OTHER DOCUMENTATION AS SATISFACTORY TO COUNSEL FOR THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.